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                                                                  EXHIBIT 10(jj)


                            AMENDMENT NO. 4 TO FOURTH
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT is made and entered into as of the 1st day of January, 1998 among NOVAMETRIX MEDICAL SYSTEMS INC., a Delaware corporation having its principal office at 5 Technology Drive, Wallingford, Connecticut 06492 ("Novametrix"); NTC TECHNOLOGY INC., a Delaware corporation having its principal office in Wilmington, Delaware with a mailing address in care of 5 Technology Drive, Wallingford, Connecticut 06492 ("NTC"), and FIRST UNION NATIONAL BANK, a national banking association having an office at 205 Church Street, New Haven, Connecticut 06510 (the "Lender"), as AMENDMENT NO. 4 TO THE FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of June 16, 1994 by and among Novametrix, NTC and Union Trust Company (the "Fourth Loan Agreement").

                                   WITNESSETH:

         WHEREAS, Novametrix, NTC and Union Trust Company executed the Fourth Loan Agreement on June 16, 1994; and

         WHEREAS, subsequent thereto, Union Trust Company changed its name to First Fidelity Bank; and

         WHEREAS, Novametrix, NTC and First Fidelity Bank executed Amendment No. 1 to the Fourth Amended and Restated Loan and Security Agreement on July 26, 1995; and

         WHEREAS, subsequent thereto, First Fidelity Bank changed its name to First Union Bank of Connecticut; and

         WHEREAS, Novametrix, NTC and the Lender executed Amendment No. 2 to the Fourth Amended and Restated Loan and Security Agreement as of October 25, 1996; and

         WHEREAS, Novametrix, NTC and First Union Bank of Connecticut executed Amendment No. 3 to this Fourth Amended and Restated Loan and Security Agreement as of April 25, 1997; and


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         WHEREAS, subsequent thereto, First Union Bank of Connecticut was merged into First Union National Bank; and

         WHEREAS, the parties now wish to amend and modify the Fourth Loan Agreement and the Substituted Revolving Note (as defined therein) issued thereunder: (i) to change the interest rate payable on the 1997 Substituted Revolving Note, and (ii) to reduce the fees payable on account thereof:

         NOW, THEREFORE, the parties agree as follows:

         1. Amendments to the Definitions of Certain Terms: (i) The definitions of each of the following terms, as set forth in the Fourth Loan Agreement, as heretofore amended, are hereby amended and restated to read as follows:

         1.78 "RELATED DOCUMENTS" means the Allonge No 1 to 1997 Substituted Revolving Note and every other document executed by Borrower or NTC in connection with the Loans or otherwise in connection with the Fourth Loan Agreement as amended by Amendment No. 1 and as amended by Amendment No. 2, and as amended by Amendment No. 3, and as amended by Amendment 4.

         1.82 "REVOLVING CREDIT INTEREST RATE" has the meaning set forth in
         Section 3.7 of the Fourth Loan Agreement, as amended by Amendment No.
         4.

         1.93 "SUBSTITUTED REVOLVING NOTE" shall, unless the context otherwise requires, mean and refer to the 1997 Substituted Revolving Note as amended by the Allonge No. 1 to 1997 Substituted Revolving Note.

                  (ii) The term "1997 SUBSTITUTED REVOLVING NOTE" shall have the meaning accorded to it in Section 3.6 of the Fourth Loan Agreement as amended by Amendment No. 4.

                  (iii) All other capitalized terms used herein which are not defined herein shall have the meaning accorded to them in the Fourth Loan Agreement as heretofore amended.

         2. Amended Terms Pertaining to Revolving Credit: The following subsections of Section 3 of the Fourth Loan Agreement, as heretofore amended entitled "Revolving Credit", are hereby amended and restated to read as follows:

         3.6 REVOLVING CREDIT NOTE. The obligation of Borrower and NTC to repay the Revolving Credit and all Advances thereunder shall be evidenced by an amended and restated promissory note (the "1997 Substituted Revolving Note") substantially in the form of Exhibit 3.6 (1997) attached to Amendment No. 3 and dated as of April 25, 1997, as modified by the Allonge No. 1 to 1997 Substituted Revolving Note, substantially in the form of Exhibit 3.6-a (1998) attached to Amendment No. 4 to Loan Agreement and


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         executed by the Borrower, NTC and the Lender concurrently with
         Amendment No. 4 to Loan Agreement.

         The 1997 Substituted Revolving Note shall for all purposes be treated as having been issued in substitution for, and not in repayment or as a refunding of, the 1996 Substituted Revolving Note executed by the Borrower and NTC in favor of Lender in the face principal amount of $3,500,000 dated October 25, 1996.

         3.7 INTEREST RATE. Interest shall accrue on the aggregate principal amount of all Advances outstanding under the Revolving Credit from time to time at the rate set forth in the 1997 Substituted Revolving Note as modified by Allonge No. 1 to 1997 Substituted Revolving Note (the "Revolving Credit Interest Rate"); provided that following an Event of Default the applicable interest rate shall be the Default Interest Rate. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. Each adjustment to the Revolving Credit Interest Rate shall result immediately, without notice or demand of any kind, in a new rate of interest effective with respect to the interest period on and after the date of such adjustment.

         3.12 FACILITY FEE. The amount by which the Maximum Principal Amount exceeds the average daily aggregate principal balance outstanding under the Revolving Credit is hereinafter referred to as the "Unused Amount." Borrower and NTC shall pay to Lender a fee in the amount of one-eighth of one percent (1/8%) per annum on the Unused Amount for each calendar year quarter (or partial quarter in the event that this Agreement commences on any day other than the first day of a calendar year quarter or terminates on any day other than the last day of a calendar year quarter), such fee to be payable in arrears on the first day of each calendar year quarter commencing on April 1, 1998. Such fee shall be deemed fully earned by Lender as of the last day of each calendar year quarter or partial quarter, as the case may be, with respect to which the payment of such fee accrues.

         3. Reaffirmation of Representations and Warranties: Novametrix and NTC hereby restate and reaffirm, as of the date hereof, the representations and warranties set forth in Section 7 of the Fourth Loan Agreement, except that the representations and warranties set forth in Section 7.9 shall be deemed to apply to the most current set of financial information provided to the Lender, and except as otherwise set forth on Schedule I hereto.

         Novametrix and NTC each hereby represent and warrant to the Lender that there exists no Event of Default or Incipient Default as of the date hereof.

         4. Waiver of Claims, Defenses, Etc.: As of the date hereof, Novametrix and NTC represent that there exist no defenses, offsets, counterclaims, reductions, set-offs or diminutions of any kind or nature whatsoever of or to any of the obligations of the Borrower or NTC under the Fourth Loan


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Agreement, as heretofore amended, or under any of the Related Documents, or otherwise, or to any of the rights of Lender in and to any such obligations, or to, under or by reason of the Fourth Loan Agreement, as heretofore amended, this Amendment No. 4, or any other Related Document, or otherwise, and there exists no claims, rights, or other assertions of liability against Lender or any Affiliate, Subsidiary, officer, director, employee, agent or attorney of Lender on account of any of the actions taken by Lender or any such Person to date under or in connection with the Fourth Loan Agreement, as heretofore amended, the Notes, the Related Documents, or in connection with the transactions contemplated by the Fourth Loan Agreement, as heretofore amended, the Notes, the Related Documents or otherwise.

         By execution of this Amendment No. 4, each of Novametrix and NTC hereby waives all claims, actions and causes of action which have arisen or may arise against Lender or any of its Affiliates, Subsidiaries, successors or assigns, under or in connection with any of the transactions contemplated by the Fourth Loan Agreement, as heretofore amended, or the Related Documents or any other loan document or agreement between the Lender and Novametrix and/or NTC, or otherwise, in respect of any matter, cause or thing arising or occurring prior to the date hereof.

         5. Reaffirmation of Existing Agreements: The Fourth Loan Agreement, as heretofore amended, and the Related Documents, except to the extent expressly herein modified, are hereby ratified and affirmed and shall be and remain in full force and effect.

         6. Counterparts: This Amendment No. 4 to the Fourth Loan Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


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         Dated as of the date and year first above written.

Signed, sealed and delivered
in the presence of:                    NOVAMETRIX MEDICAL SYSTEMS INC.

/s/_______________________

/s/_______________________             By/s/____________________________________
                                            Name:  William J. Lacourciere
                                            Title:


                                       NTC TECHNOLOGY INC.
/s/_______________________

/s/_______________________             By/s/____________________________________
                                            Name:  Thomas M. Haythe
                                            Title: President


                                       FIRST UNION NATIONAL BANK
/s/______________________

/s/______________________              By/s/____________________________________
                                            Name:  John H. Frost
                                            Title: Vice President


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